UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2026

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ALBEMARLE CORPORATION
(Exact name of registrant as specified in charter)
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Virginia	001-12658	54-1692118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4250 Congress Street, Suite 900
Charlotte, North Carolina 28209
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (980) 299-5700
Not applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
COMMON STOCK, $.01 Par Value	ALB	New York Stock Exchange
DEPOSITARY SHARES, each representing a 1/20th interest in a share of 7.25% Series A Mandatory Convertible Preferred Stock	ALB PR A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 19, 2026, the Board of Directors of Albemarle Corporation (the “Company”) appointed Max W. Hood as the Company’s Chief Accounting Officer, effective August 24, 2026. Upon appointment, Mr. Hood will assume the role of the Company’s principal accounting officer.

Mr. Hood, age 47, most recently served as co-Chief Financial Officer of The ODP Corporation (“ODP”), a publicly traded provider of business services and workplace products and solutions. Mr. Hood joined ODP in 2018, serving as Vice President, Accounting and Treasury and then as Chief Accounting Officer and Controller before his appointment as co-Chief Financial Officer in December 2024.In these roles, he led a broad range of finance functions, including accounting, tax, treasury, investor relations, internal audit, strategy, transformation, and mergers and acquisitions. Prior to joining ODP, Mr. Hood held various finance and accounting leadership positions at General Electric Company and Deloitte.

There are no family relationships between Mr. Hood and any other director or executive officer of the Company that would require disclosure under Item 401(d) of Regulation S-K, and no transactions involving Mr. Hood that would require disclosure under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Hood and any other persons pursuant to which Mr. Hood was appointed as Chief Accounting Officer.

The material terms and conditions of Mr. Hood’s employment are summarized below:

•Annual base salary of $400,000;

•Participation in the Company’s annual incentive plan, with a 2026 target bonus of 50% of eligible earnings, prorated based on the number of months employed in 2026;

•Participation in the Company’s long-term incentive plan with a total target value of 70% of base salary;

•A sign-on grant of restricted stock units with a value at the time of grant equal to $200,000, vesting in three equal increments on each of the first, second and third anniversary of the grant date;

•Eligibility to participate in the Company’s standard benefit programs, subject to the terms and conditions of the applicable program or successor program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBEMARLE CORPORATION

Date: August 21, 2026	By:	/s/ Ander C. Krupa
Ander C. Krupa
General Counsel and Corporate Secretary